UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 4, 2010

Date of Report (date of earliest event reported)

TRUDY CORPORATION

(Exact name of Registrant as specified in charter)

Wyoming	0-16056	06-1007765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1810 East Sahara Avenue Suite 1517

Las Vegas, Nevada 89104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 622-9046

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2010, the Board of Directors adopted the Company’s Foreign Profit Corporation Articles of Domestication  whereby the Company changed it's corporate domicile from Nevada to Wyoming. At the same time the Company filed Profit Corporation Articles of Amendment with the Secretary of State of Wyoming whereby the capital structure of the Company was stated as appears in the Articles of Amendment.

Item  9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Foreign Profit Corporation Articles of Domestication (Wyoming).

3.2	Profit Corporation Articles of Amendment.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2011	Trudy Corporation

/s/ Stan Larson
Stan Larson
President and Director

Exhibit Index

Exhibit Number	Exhibit Title

3.1	Foreign Profit Corporation Articles of Domestication. (Wyoming).

3.2	Profit Corporation Articles of Amendment.